College Retirement Equities Fund	Supplement

COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 2

dated November 2, 2026 to the Summary Prospectus for New Investors (“ISP”) dated May 1, 2026

SUPPLEMENT NO. 2

dated November 2, 2026 to the Statutory Prospectus (“Prospectus”) dated May 1, 2026

Suspension and Temporary Discontinuation of the Income Test Drive

Effective December 31, 2026, CREF will suspend and temporarily discontinue the Income Test Drive feature under CREF Contracts until further notice. As of that date, all withdrawal payments made to Participants under the Income Test Drive will cease.

This change does not affect the Participants who have already annuitized under a one-life annuity, two-life annuity or annuity for a fixed period, or Participants in the Accumulation Phase of their Contract who have not elected the Income Test Drive.

Accordingly, the ISP and the Prospectus are revised as follows:

1. ISP

The last paragraph under the heading “Annuity phase” on page 8 is hereby revised as follows (change is denoted in bold/italic):

“Subject to the provisions of your employer’s plan, you may elect an Income Test Drive (which has been suspended and temporarily discontinued effective December 31, 2026 until further notice), an optional feature that provides variable payments to you for a two-year period by taking withdrawals from your Contract. CREF will no longer accept new elections of the Income Test Drive, or permit any further withdrawal payments to Participants thereunder, on or after December 31, 2026.”

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2. Prospectus

The last paragraph under the heading “Annuity phase” on page 12 is hereby revised as follows (change is denoted in bold/italic):

“Subject to the provisions of your employer’s plan, you may elect an Income Test Drive (which has been suspended and temporarily discontinued effective December 31, 2026 until further notice), an optional feature that provides variable payments to you for a two-year period by taking withdrawals from your Contract. (See “Income Test Drive” below.) CREF will no longer accept new elections of the Income Test Drive, or permit any further withdrawal payments to Participants thereunder, on or after December 31, 2026.”

The first sentence of the third paragraph of the bullet point titled “Income Test Drive” under the heading “Annuity income options” on page 49 is hereby revised and replaced in its entirety as follows (change is denoted in bold/italic):

“Effective December 31, 2026, CREF will suspend and temporarily discontinue the Income Test Drive until further notice. In the future, CREF may relaunch, modify or permanently discontinue the Income Test Drive feature at any time, and it may not be available under your employer’s plan.”

Please read this Supplement carefully and retain this along with your Prospectus for future reference.

MGN-CREFSUP-1126P

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